UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): December 11, 2023

SilverBow Resources, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700

(Registrant’s telephone number)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Preferred Stock Purchase Rights	None	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 11, 2023, SilverBow Resources, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with SVMF 71 LLC, as the selling stockholder (the “Selling Stockholder”), and Citigroup Global Markets Inc. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Selling Stockholder 2,200,000 shares (the “Firm Shares”) of the Company’s common stock (the “Offering”). Pursuant to the Underwriting Agreement, the Selling Stockholder also granted the Underwriters a 30-day option to purchase up to an additional aggregate 330,000 shares of the Company’s common stock (together with the Firm Shares, the “Shares”), which option was exercised in full on December 13, 2023. The Company will not receive any proceeds from any sale of the Shares by the Selling Stockholder.

The closing of the sale of the Shares occurred on December 14, 2023. The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (Registration No. 333-271821) of the Company (the “Registration Statement”), which became effective on May 24, 2023, and the prospectus supplement dated December 11, 2023, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act.

The Underwriting Agreement contains customary representations, warranties and covenants, including indemnification and contribution obligations of the Company, the Underwriters and the Selling Stockholder, including for liabilities under the Securities Act. Certain of the Underwriters and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with the Company in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions. The foregoing description of the terms of the Underwriting Agreement are qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 11, 2023, among SilverBow Resources, Inc., SVMF 71 LLC, and Citigroup Global Markets Inc. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2023

SilverBow Resources, Inc.

By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel

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